SUPPLEMENT DATED JANUARY 31, 2014

TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS

CLASS A, B, C, I, R AND ADVISOR SHARES DATED AUGUST 1, 2013

This supplement revises the Pacific Life Funds Class A, B, C, I, R and Advisor Shares prospectus dated August 1, 2013, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF PL MONEY MARKET FUND

Liquidation of PL Money Market Fund

The Board of Trustees of Pacific Life Funds (the “Trust”) has approved the liquidation of the PL Money Market Fund (the “Fund”), which is expected to occur on or about March 31, 2014 (the “Liquidation Date”). The Liquidation Date may be accelerated if all shareholders have redeemed their shares prior to that date. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation. On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record at the close of business on the day prior to the liquidation, all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist.

Shareholders holding shares subject to a contingent deferred sales charge (“CDSC”) as of January 31, 2014 will not incur a CDSC on any redemptions on or after January 31, 2014 and any amounts distributed on the Liquidation Date. Shareholders may still exchange shares of the Fund for another fund of the Trust prior to the Liquidation Date at any time under the Trust’s exchange provisions described in the Prospectus.

Once the PL Money Market Fund has been liquidated, all references in the Fund’s registration statement (including the Prospectus and SAI) to the PL Money Market Fund are deleted. No further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.

Form No.	PLFSUP0114